ANNUAL REPORT









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                               THE FAIRHOLME FUND

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                       A No-Load Capital Appreciation Fund



















                                November 30, 2000




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(graph)




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January 22, 2001


Dear Fellow Shareholder,

We are pleased to report results for our interim fiscal year, which began on 12/30/99 and ended 11/30/00. Below is a comparison of the Fund's performance and that of the Standard and Poors 500 Index (with dividends reinvested) for the comparable period:

        The Fairholme Fund                    S&P 500 (with dividends)
              +35.5%                                   -9.3%

The Fairholme Fund was created at a fortuitous time. During 2000, depressed stock prices in insurance, financial services and other basic industries gave us a great opportunity to invest our capital. The Fund focused on the struggling and often misunderstood property/casualty insurance (P/C) industry. P/C companies have three ways to make money for their owners: underwriting profit, investment income, and investment appreciation. Under the right circumstances and with the right management at the helm, these streams can generate a torrent of free cash flow. We have invested in companies capable of developing all three.

Our largest holding, Berkshire Hathaway, is a unique example of a well-run P/C company. In 2000, it contributed to our success thanks to improving underwriting results, growing float, and the redeployment of capital from low to high-return investments. Our second largest position, White Mountains Insurance Group, also contributed to the Fund's performance. The company realized substantial investment gains during the last year and is expected to close a substantial acquisition in February. The disciplined P/C companies, which we bought at large discounts to intrinsic value, are just starting to reap the benefits from improving industry conditions. The discounts have narrowed, but our companies remain priced well below growing intrinsic values.

The Fund will continue to focus on creating long-term ownership of companies that have durable competitive positions, predictable cash earnings, high returns on capital, and owner oriented managers - at attractive valuations. Periodically, when the Fund is long cash and short major ideas, we may invest a modest portion of the Fund's assets in investments with two principal qualities: value well in excess of our purchase price and a catalyst to close the gap within a reasonable time. Examples of these "special situations" include, but are not limited to, liquidations, reorganizations, and cash mergers.

While progress has continued since November, do not anticipate a repeat of our inaugural year. That said, we remain excited about the future. To learn more about The Fairholme Fund and its advisor, Fairholme Capital Management, L.L.C., please visit www.fairholmefunds.com.

Thank you for your confidence.

Sincerely,




Bruce R. Berkowitz    Peter A. Russ    Lawrence S. Pitkowsky    Keith D. Trauner

THE FAIRHOLME FUND
                                                         Schedule of Investments
                                                               November 30, 2000
--------------------------------------------------------------------------------
 Shares/Principal Amt. - % of Assets                               Market Value
--------------------------------------------------------------------------------
 COMMON STOCKS

 Property and Casualty Insurance - 16.17%
    4,051   Markel Corp.*                                          $    603,093
      951   Markel Contingent Value Rights*                               9,748
   16,500   Mercury General Corp.                                       636,281
   11,000   RLI Corp.                                                   441,375
    6,100   White Mountains Group Inc.                                1,704,950
                                                                   -------------
                                                                      3,395,447

 Home Construction - 3.62%
   50,100   Clayton Homes Inc.                                          504,131
                                                                   -------------
 Gold Ores -  .97%
    9,000   Barrick Gold Corp                                           135,000
                                                                   -------------
 Building and Construction Products - 1.98%
   15,000   USG Corp.                                                   274,687
                                                                   -------------
 Newspapers: Publishing or Printing - .42%
      100   Washington Post Co. Cl. B                                    57,713
                                                                   -------------
 Personal Credit Institutions - 5.23%
   12,500   Household International Inc.                                623,438
    2,000   Student Loan Corp.                                          104,500
                                                                   -------------
                                                                        727,938
 Racing, Including Track Operations - 4.31%
   16,000   Intl. Speedway Corp. Cl. A                                  600,000
                                                                   -------------
 Security Brokers and Dealers - 1.98%
   11,000   Jefferies Group Inc.                                        275,000
                                                                   -------------

 Home Furnishings - 2.93%
   15,000   Ethan Allen Inc.                                            407,812
                                                                   -------------
 Diversified Holding Company  - 45.83%
    3,500   Alleghany Corp.*                                            665,438
    1,550   Berkshire Hathaway Cl B*                                  3,369,700
   23,000   Leucadia National Corp.                                     635,375
    1,960   Wesco Financial Corp.                                       558,600
                                                                   -------------
                                                                      5,229,113

 TOTAL FOR COMMON STOCK  83.44%                                      11,606,841
                                                                   -------------
 MISCELLANEOUS INVESTMENTS  - 3.36%
   25,000   Boulder Total Return Fund                                   300,000
  261,000   Homefed Corp.*                                              167,040
                                                                   -------------
                                                                        467,040
 CASH AND EQUIVALENTS

 U.S. Government Obligations -3.53%
  500,000   1 Year T-Bill 5.815%, 3-15-2001                             491,400
                                                                   -------------
 Money Market Funds - 12.09%
1,681,354   UMB Money Market                                          1,681,354
                                                                   -------------

TOTAL INVESTMENTS - 102.42%                                          14,246,635
   (Identified Cost  $11,951,569)

OTHER ASSETS LESS LIABILITIES - (2.42%)                                (336,714)
                                                                   -------------

NET ASSETS  - 100.00%                                              $ 13,909,921
                                                                   -------------

* Non-Income Producing Securities

    The acompanying notes are an integral part of the financial statements.
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THE FAIRHOLME FUND
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                                             Statement of Assets and Liabilities
                                                               November 30, 2000
Assets:
     Investment Securities at Market Value                        $  14,246,635
          (Identified Cost  $11,951,569)
     Cash                                                                24,084
     Shareholder purchases                                                8,400
     Receivables:
          Dividends and Interest                                          8,521
                                                                  --------------
              Total Assets                                           14,287,640
                                                                  --------------
Liabilities:
     Accrued Expenses                                                    10,655
          Payable for securities purchased                              367,064
                                                                  --------------
               Total Liabilities                                        377,719
                                                                  --------------
Net Assets                                                        $  13,909,921
                                                                  ==============
Net Assets Consist of:
     Capital Paid In                                              $  11,319,920
     Unrealized Net Investment Income                             $      28,084
     Accumulated Realized Gain (Loss) on Investments - Net              266,851
     Unrealized Appreciation/(Depreciation) in Value
          of Investments Based on Identified Cost - Net               2,295,066
                                                                  --------------
Net Assets for 1,026,805 Shares Outstanding                       $  13,909,921
                                                                  ==============

Per Share Net Asset Value and Redemption Price                    $       13.55

           ($13,909,921/1,026,805 shares)

    The accompanying notes are an integral part of the financial statements.
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--------------------------------------------------------------------------------
 THE FAIRHOLME FUND
--------------------------------------------------------------------------------
                                                         Statement of Operations
                                          December 29,1999* to November 30, 2000
Investment Income:
     Dividends                                                    $      40,226
     Interest                                                            49,016
                                                                  --------------
          Total Investment Income                                        89,242
Expenses:
     Management Fees (Note 2)                                            61,158
                                                                  --------------
          Total Expenses                                                 61,158
                                                                  --------------

Net Investment Income                                                    28,084
                                                                  --------------
Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                266,851
     Unrealized Appreciation (Depreciation) on Investments            2,295,066
                                                                  --------------
Net Realized and Unrealized Gain (Loss) on Investments                2,561,917
                                                                  --------------

Net Increase (Decrease) in Net Assets from Operations             $   2,590,001
                                                                  ==============


  *  Commencement of Operations

    The accompanying notes are an integral part of the financial statements.
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THE FAIRHOLME FUND
--------------------------------------------------------------------------------
                                              Statement of Changes in Net Assets
                                          December 29, 1999* to November 30,2000
--------------------------------------------------------------------------------


CHANGE IN NET ASSETS:
From Operations:
     Net Investment Income                                        $      28,084
     Net Realized Gain (Loss) on Investments                            266,851
     Net Unrealized Appreciation (Depreciation)                       2,295,066
                                                                  --------------
     Increase (Decrease) in Net Assets from Operations                2,590,001
From Distributions to Shareholders:
     Net Investment Income                                                    0
     Net Realized Gain from Security Transactions                             0
                                                                  --------------
     Net Decrease from Distributions                                          0
From Capital Share Transactions:
     Proceeds From Sale of Shares                                    11,565,624
     Shares Issued on Reinvestment of Dividends                               0
     Cost of Shares Redeemed                                           (245,704)
                                                                  --------------
Net Increase from Shareholder Activity                               11,319,920

NET ASSETS:
     Net Increase  in Net Assets                                     13,909,921
     Net Assets at Beginning of Period                                        0
                                                                  --------------
     Net Assets at End of Period ( including accumulated undistributed net
     investment income of $28,084)                                $  13,909,921
                                                                  ==============

SHARE TRANSACTIONS:
     Issued                                                           1,048,732
     Reinvested                                                               0
     Redeemed                                                           (21,927)
                                                                  --------------
     Net Increase (Decrease) in Shares                                1,026,805
     Shares Outstanding at Beginning of Period                                -
                                                                  --------------
     Shares Outstanding at End of Period                              1,026,805
                                                                  ==============
*Commencement of Operations

    The accompanying notes are an integral part of the financial statements.
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THE FAIRHOLME FUND
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                                                            Financial Highlights
                                         December 29, 1999* to November 30, 2000
                    Selecteed data for a share outstanding throughout the period
--------------------------------------------------------------------------------

Net Asset Value at Beginning of Period                             $      10.00
Net Investment Income                                                      0.05
Net Gains or Losses on Securities (Realized and Unrealized)                3.50
                                                                   -------------
     Total from Investment Operations                                      3.55
                                                                   -------------

Dividends (From Net Investment Income)                                     0.00
Distributions (From Capital Gains)                                         0.00
                                                                   -------------
     Total Distributions                                                   0.00
                                                                   -------------

Net Asset Value at  End of Period                                  $      13.55
                                                                   =============

Total Return                                                              35.50%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)                            $     13,910
Ratio of Expenses to Average Net Assets **                                 1.00%
Ratio of Net Investment Income to Average Net Assets **                    0.46%
Portfolio Turnover Rate **                                                42.32%



 * Commencement of Operations
** Annualized

    The accompanying notes are an integral part of the financial statements.
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THE FAIRHOLME FUND
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                                                   NOTES TO FINANCIAL STATEMENTS
                                                               NOVEMBER 30, 2000
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Note 1. Organization
 Fairholme Funds Inc. (the "Company"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management Investment Company. The Company's Articles of Incorporation permit the Board to issue 100,000,000 shares of common stock at .0001 par value. The Board of Directors has the power to designate one or more separate and distinct series and / or classes of shares of common stock and to classify or reclassify any unissued shares with the respect to such series. Shares of one series have been authorized, which shares constitute the interests in the The Fairholme Fund (the "Fund"). The Fund's investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing in common stocks without restrictions regarding market capitalization. The Fund will Invest 75% of total net assets in U.S. common stocks and intends to hold a focused portfolio of no more than 25 stocks.

Note 2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Directors of the Company.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Directors of the Company. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Adviser has determined will represent fair value.

Federal Income Taxes: The Fund intends to qualify each year as a "Regulated Investment Company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions: The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Note 3. Related Party Transactions
Fairholme Capital Management, L.L.C (the "Adviser"), serves as investment adviser to the Fund. The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser's principal business and occupation is to provide financial management and advisory services to individuals, corporations, and other institutions throughout the United States. The Fund pays the Adviser for its advisory and administrative services, an annualized management fee equal to 1.00% (0.50% of which are investment advisory fees and 0.50% for administrative and other services) of the average net assets of the Fund, such fees to be computed daily based upon the daily average net assets of the Fund. The Investment advisor received $61,158 for their services during the year. Certain directors and officers of Fairholme Funds, Inc. are also directors and officers of Fairholme Capital Management, LLC.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940. As of November 30, 2000, National Financial Services Corp. for the benefit of its customers owned over 67% of the Fund.

Note 4. Investments
For the period ending November 30, 2000 purchases and sales of investment securities, other than short-term investments, aggregated $11,947,041 and $2,435,199 respectively. The gross realized appreciation for all securities totaled $2,322,717 and the gross realized depreciation for all securities totaled ($27,651) or a net realized appreciation of $2,295,066. The aggregate cost of securities for federal income tax purposes at November 30, 2000 was $11,951,569.








                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Directors
The Fairholme Fund:

We have audited the accompanying statement of assets and liabilities of The Fairholme Fund, including the schedule of portfolio investments, as of November 30, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 29, 1999 (commencement of operations) to November 30, 2000 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Fairholme Fund as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 29, 1999 (commencement of operations) to November 30, 2000 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 20, 2000


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                               Board of Directors
                               Bruce R. Berkowitz
                             Avivith Oppenheim, Esq.
                                Michael J. Senior
                                Joel L. Uchenick
                               Leigh Walters, Esq.

                                    Officers
                          Bruce R. Berkowitz, President
                    Michael J. Senior, Secretary & Treasurer

                               Investment Adviser
                      Fairholme Capital Management, L.L.C.
                                 51 JFK Parkway
                              Short Hills, NJ 07078

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                               Cleveland, OH 44114

                                    Custodian
                                  UMB Bank N.A.
                                1010 Grand Blvd.
                              Kansas City, MO 64106

                                     Counsel
                          David Jones & Associates P.C.
                       4747 Research First Dr., Suite 180
                             The Woodlands, TX 77381

                              Independent Auditors
                         McCurdy & Associates CPAs, Inc.
                                27955 Clemens Rd
                               Westlake, OH 44145










    This report has been prepared for the shareholders of The Fairholme Fund.